UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2021

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1835 Market Street, Suite 2601

Philadelphia, Pennsylvania, 19103

(Address of Principal Executive Office) (Zip Code)

(267) 270-4800

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

The sole purpose of this Current Report on Form 8-K is to refile the Current Report on Form 8-K filed by Independence Realty Trust, Inc. on October 29, 2021, which was inadvertently submitted to EDGAR under the EDGAR form type for a 425 filing only instead of a dual 425 and Form 8-K filing. The text of the Form 8-K remains unchanged.

Item 8.01Other Events.

As previously disclosed, on July 26, 2021, Independence Realty Trust, Inc., a Maryland corporation (“IRT”) entered  into an Agreement and Plan of Merger dated as of July 26, 2021 (the “Merger Agreement”) by and among IRT, Independence Realty Operating Partnership, LP, a Delaware limited partnership and subsidiary of IRT, IRSTAR Sub, LLC, a Maryland limited liability company and wholly-owned subsidiary of IRT, Steadfast Apartment REIT, Inc., a Maryland corporation (“STAR”), and Steadfast Apartment REIT Operating Partnership, L.P., a Delaware limited partnership.

IRT is filing this Current Report on Form 8-K to provide (i) the unaudited financial statements of STAR as of September 30, 2021 and for the nine month periods ended September 30, 2021 and 2020, which are attached as Exhibit 99.1 and incorporated herein by reference and (ii) the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Part I, Item 2 of STAR’s Quarterly Report on Form 10-Q for its quarter ended September 30, 2021, as contained in Exhibit 99.2, which is incorporated herein by reference.

IRT is also filing this Current Report on Form 8-K to incorporate by reference herein unaudited pro forma financial information consisting of an unaudited pro forma condensed consolidated balance sheet of IRT as of September 30, 2021 and unaudited pro forma condensed consolidated statements of operations of IRT for the nine month period ended September 30, 2021, which are attached as Exhibit 99.3 and incorporated herein by reference. Such unaudited pro forma condensed consolidated financial statements have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the combined company would have been had the mergers provided for in the Merger Agreement been consummated on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the combined company as of or for any future date or period.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which IRT operates and beliefs of and assumptions made by IRT management, involve uncertainties that could significantly affect the financial results of IRT or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to certain actions to be taken by IRT in connection with the closing of the mergers. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although IRT believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, IRT can give no assurance that its expectations will be attained. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: IRT’s and STAR’s ability to complete the mergers on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and lender consents and satisfaction of other closing conditions to consummate the mergers; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of IRT and STAR management from ongoing business operations; failure to realize the expected benefits of the mergers; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed mergers, including resulting expense or delay; the risk that STAR’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the mergers; effects relating to the announcement of the mergers or any further announcements or the consummation of the mergers on the market price of the IRT common stock or STAR common shares; the possibility that, if IRT does not achieve the perceived benefits of the mergers as rapidly or to the extent anticipated by financial analysts or investors, the market price of IRT common stock could decline; general adverse economic and local real estate conditions; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; local real estate conditions; adverse changes in financial markets that result in increases in interest rates and reduced availability and increased costs of capital; increases in operating costs and real estate taxes; changes in the dividend policy for IRT common stock or IRT’s ability to pay dividends; impairment charges; unanticipated changes in IRT’s intention or ability to prepay certain debt prior to maturity; inability to sell certain assets within the time frames or at the pricing levels expected; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); and other risks and uncertainties affecting IRT and STAR, including those described from time to time under the caption “Risk Factors” and elsewhere in IRT’s and STAR’s SEC filings and reports, including IRT’s Annual Report on Form 10-K for the year ended December 31, 2020, STAR’s Annual Report on Form 10-K for the year ended December 31, 2020, IRT’s and STAR’s subsequently filed quarterly reports on Form 10-Q and future filings and reports by either company. Moreover, other risks and uncertainties of which IRT and STAR are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.  The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by IRT or STAR on their respective websites or otherwise.  Neither IRT nor STAR undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

In connection with its announced merger transaction with STAR, IRT filed with the SEC a registration statement on Form S-4 to register the shares of IRT Common Stock to be issued in connection with the proposed merger transaction.  The registration statement was declared effective by the SEC on September 29, 2021, and includes a joint proxy statement/prospectus which was sent to the stockholders of IRT and the stockholders of STAR. INVESTORS AND SECURITY HOLDERS OF IRT AND STAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by IRT and/or STAR through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by IRT are available free of charge on IRT’s internet website at http://www.irtliving.com or by contacting IRT’s Investor Relations Department by email at IRT@edelman.com or by phone at +1-917-365-7979. Copies of the documents filed with the SEC by STAR are available free of charge on STAR’s internet website at http://www.steadfastliving.com or by contacting STAR’s Investor Relations Department by phone at +1-888-223-9951.

Participants in Solicitation

IRT, STAR, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the announced merger transaction. Information about the directors and executive officers of IRT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 18, 2021, and its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. Information about the directors and executive officers of STAR is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 12, 2021, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on June 14, 2021. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

99.1	Unaudited financial statements of Steadfast Apartment REIT, Inc. as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020.
99.2

Management’s Discussion and Analysis of Financial Condition and Results of Operations, as contained in Steadfast Apartment REIT, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

99.3	Unaudited pro forma condensed consolidated financial statements of Independence Realty Trust, Inc. as of and for the nine month period ended September 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

November 12, 2021	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer